UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2024

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6721 Columbia Gateway Drive , Suite 400 , Columbia , MD 21046
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 3, 2024, Rekor Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”), disclosing, among other things, that on January 2, 2024, the Company acquired All Traffic Data Services, LLC, a Colorado limited liability company (“ATD”), pursuant to that certain Interest Purchase Agreement (the “Purchase Agreement”), dated as of January 2, 2024, by and among the Company, ATD and All Traffic Holdings, LLC. Under the terms of the Purchase Agreement, the Company acquired all of the issued and outstanding limited liability company interests of ATD (the “ATD Acquisition”).

This amendment to the Original 8-K (the “Amendment”) is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and this Amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of ATD for the year ended December 31, 2022 and the unaudited consolidated financial statements for the nine months ended September 30, 2023 and the related notes are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements, which include a pro forma condensed combined balance sheet as of September 30, 2023 and pro forma condensed combined statements of operations for the year ended December 31, 2022 and the nine months ended September 30, 2023 and the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditor of All Traffic Data Services, LLC
99.1
Audited financial statements of All Traffic Data Services, LLC for the year ended December 31, 2022 and the related notes to such financial statements, and unaudited financial statements of All Traffic Data Services, LLC for the nine months ended September 30, 2023 and the related notes to such financial statements.

99.2
Unaudited pro forma condensed combined financial statements, which include a pro forma condensed combined balance sheet as of September 30, 2023 and pro forma condensed combined statements of operations for the year ended December 31, 2022 and for the nine months ended September 30, 2023 and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: February 15, 2024	/s/ Robert A. Berman
Name: Robert A. Berman Title: Chief Executive Officer

3